Business acquisitions and development projects	12 Months Ended
Dec. 31, 2018
Business Combinations [Abstract]
Business acquisitions and development projects
Business acquisitions and development projects

(a)	Agreement to acquire Enbridge Gas New Brunswick Limited Partnership
On December 4, 2018, the Company entered into an agreement to acquire Enbridge Gas New Brunswick Limited Partnership (“New Brunswick Gas”). New Brunswick Gas is a regulated utility that provides natural gas to approximately 12,000 customers and operates approximately 800 km of natural gas distribution pipeline. The total purchase price for the transaction is C$331,000, subject to certain closing adjustments. Closing of the transaction remains subject to regulatory approval and is expected in 2019.

(b)	Agreement to acquire St. Lawrence Gas Company, Inc.
On August 31, 2017, the Company entered into an agreement to acquire St. Lawrence Gas Company, Inc. (“SLG”). SLG is a rate regulated natural gas distribution utility serving customers in northern New York State. The total purchase price for the transaction is $70,000, less total third-party debt of SLG outstanding at closing, subject to certain closing adjustments. Closing of the transaction remains subject to regulatory approval and is expected to occur in 2019.

(c)	Approval to acquire the Perris Water Distribution System
On August 10, 2017, the Company’s Board of Directors approved the acquisition of two water distribution systems serving customers from the City of Perris, California. The anticipated purchase price of $11,500 is expected to be established as rate base during the regulatory approval process.  The City of Perris residents voted to approve the sale on November 7, 2017. The Liberty Utilities Group filed an application requesting approval for the acquisition of the assets of the water utilities with the California Public Utility Commission on May 8, 2018. Final approval is expected in 2019.

(d)	Great Bay Solar Facility
The Great Bay Solar Facility consists of a 75 MWac solar powered generating facility in Somerset County, Maryland. As of December 31, 2017, three sites had been fully synchronized with the power grid, while the last site was placed in service in March 2018. Commercial operations as defined by the power purchase agreement was reached for all sites by March 29, 2018.
The Great Bay Solar Facility is controlled by a subsidiary of APUC (Great Bay Holdings, LLC). The Class A partnership units are owned by a third-party tax equity investor who funded $42,750 in 2017 with the remaining amount of $15,250 received in 2018. Through its partnership interest, the tax equity investor will receive the majority of the tax attributes associated with the project. The Company accounts for this interest as "Non-controlling interest" on the consolidated balance sheets.

3.	Business acquisitions and development projects (continued)

(e)	Acquisition of Empire
On January 1, 2017, the Company completed the acquisition of Empire, a Joplin, Missouri based regulated electric, gas and water utility, serving customers in Missouri, Kansas, Oklahoma and Arkansas.
The purchase price of approximately $2,414,000 for the acquisition of Empire consists of a cash payment to Empire shareholders of $34.00 per common share and the assumption of approximately $855,000 of debt. The cash payment was funded with the acquisition facility for an amount of $1,336,440 (note 9(b)), proceeds received from the initial instalment of convertible debentures and existing credit facility. The costs related to the acquisition have been expensed through the consolidated statements of operations.

Working capital	$41,292
Property, plant and equipment	2,058,867
Goodwill	752,418
Regulatory assets	236,933
Other assets	43,609
Long-term debt	(907,547)
Regulatory liabilities	(145,594)
Pension and other post-employment benefits	(78,204)
Deferred income taxes liability, net	(418,855)
Other liabilities	(76,532)
Total net assets acquired	$1,506,387
Cash and cash equivalents	1,742
Total net assets acquired, net of cash and cash equivalents	$1,504,645

The determination of the fair value of assets acquired and liabilities assumed is based upon management's estimates and certain assumptions.
Goodwill represents the excess of the purchase price over the aggregate fair value of net assets acquired. The contributing factors to the amount recorded as goodwill include future growth, potential synergies and cost savings in the delivery of certain shared administrative and other services. Goodwill is reported under the Liberty Utilities Group segment.
Property, plant and equipment, exclusive of computer software, are amortized in accordance with regulatory requirements over the estimated useful life of the assets using the straight-line method. The weighted average useful life of the Empire's assets is 39 years.

(f)	Luning Solar Facility
Luning Utilities (Luning Holdings) LLC (the “Luning Holdings”) is owned by the Calpeco Electric System. The 50 MWac solar generating facility is located in Mineral County, Nevada. During 2016, a tax equity agreement was executed. The Class A partnership units are owned by a third-party tax equity investor who funded $7,826 as of December 31, 2016 and $31,212 on February 17, 2017. With its interest, the tax equity investor will receive the majority of the tax attributes associated with the Luning Solar project. During a six-month period in year 2022, the tax investor has the right to withdraw from Luning Holdings and require the Company to redeem its remaining interests for cash. As a result, the Company accounts for this interest as “Redeemable non-controlling interest” outside of permanent equity on the consolidated balance sheets (note 17). Redemption is not considered probable as of December 31, 2018.
On February 15, 2017, as the Luning Solar Facility achieved commercial operation, Luning Holdings obtained control for a total purchase price of $110,856.

3.	Business acquisitions and development projects (continued)

(f)	Luning Solar Facility (continued)
The following table summarizes the allocation of the assets acquired and liabilities assumed at the acquisition date:

Working capital	$152
Property, plant and equipment	110,857
Asset retirement obligation	(546)
Non-controlling interest (tax equity)	(38,633)
Total net assets acquired	$71,830

The determination of the fair value of assets acquired and liabilities assumed is based upon management's estimates and certain assumptions.

(g)	Bakersfield II Solar Facility
On December 14, 2016, the Company completed construction and placed in service a 10 MWac solar powered generating facility located adjacent to the Company’s 20 MWac Bakersfield I Solar Facility in Kern County, California (“Bakersfield II Solar Facility”). Commercial operations as defined by the power purchase agreement was reached on January 11, 2017.
The Bakersfield II Solar Facility is controlled by a subsidiary of APUC (the “Bakersfield II Partnership”). The Class A partnership units are owned by a third-party tax equity investor who funded $2,454 on November 29, 2016 and approximately $9,800 on February 28, 2017. With its partnership interest, the tax equity investor will receive the majority of the tax attributes associated with the project. The Company accounts for this interest as “Non-controlling interest” on the consolidated balance sheets.